Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
PRIVATE EQUITY (a) - 90.34%
CO-INVESTMENTS - 25.78%
KKR Banff Co-Invest L.P. *	Americas	$10,000,000	$11,000,000	2.82%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P.	Europe	6,435,450	5,849,617	1.50%	10/3/2017
KKR Caribou Co-Invest L.P. *	Americas	17,500,000	20,370,000	5.21%	2/26/2018
KKR Element Co-Invest L.P. *	Americas	7,035,000	11,927,792	3.05%	8/12/2016
KKR Enterprise Co-Invest L.P. *	Americas	20,000,000	6,000,000	1.54%	9/6/2018
KKR Palo Verde Co-Invest L.P. (b)	Americas	10,282,528	7,893,425	2.02%	2/26/2018
KKR Sigma Co-Invest L.P. *	Americas	7,500,000	10,198,318	2.61%	6/11/2018
KKR Uno Co-Invest L.P. *	Americas	15,000,000	24,000,000	6.14%	6/7/2017
LC Sports Pte. Ltd. (c) *	Asia	2,282,797	2,117,974	0.54%	11/2/2018
Nutraceutical Investco LP (c)*	Americas	1,334,601	1,372,387	0.35%	7/15/2019
TOTAL CO-INVESTMENTS		97,370,376	100,729,513	25.78%

PRIMARY INVESTMENTS - 28.01%
Bridge Growth Partners (Parallel), L.P. (c) *	Americas	1,028,938	1,348,085	0.34%	2/23/2016
HPH Specialized International Fund I L.P. (c) *	Americas	652,886	24,931	0.01%	6/30/2017
KKR Americas Fund XII L.P. *	Americas	37,203,119	42,658,404	10.92%	3/31/2017
KKR Asian Fund III L.P.	Asia	34,433,706	38,258,376	9.79%	3/31/2017
KKR European Fund IV, L.P.	Europe	3,658,700	4,455,523	1.14%	12/17/2015
KKR European Fund V, L.P. SCSp	Europe	6,809,158	6,627,766	1.70%	11/5/2018
KKR Health Care Strategic Growth Fund L.P. *	Americas	4,831,717	6,315,829	1.62%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b)	Americas	665,583	715,180	0.18%	7/11/2019
Oak Hill Capital Partners IV, L.P. (c) *	Americas	1,040,610	1,020,989	0.26%	3/31/2017
RB Equity Fund II-A, L.P. (c) *	Americas	490,947	470,634	0.12%	12/3/2018
The Resolute Fund IV (c)	Americas	653,538	838,869	0.21%	9/28/2018
Warburg Pincus XI (ASIA), L.P. (c) *	Asia	7,972,064	6,711,251	1.72%	9/30/2017
TOTAL PRIMARY INVESTMENTS		99,440,966	109,445,837	28.01%

SECONDARY INVESTMENTS - 36.55%
Charles River Partnership XIII, L.P. *	Americas	49,016	80,668	0.02%	6/29/2018
Eurazeo Capital IV A SCSp *	Europe	2,103,433	1,861,078	0.48%	1/28/2019
Eurazeo Capital IV D SCSp *	Europe	1,390,774	1,199,709	0.31%	1/28/2019
Foundation Capital III L.P. *	Americas	102	1,555	0.00%	6/29/2018
Foundation Capital V L.P. *	Americas	174,497	324,164	0.08%	6/29/2018
Foundation Capital VI L.P. *	Americas	152,984	186,350	0.05%	6/29/2018
Foundation Capital VII L.P. *	Americas	635,064	692,644	0.18%	6/29/2018
Foundation Capital VIII L.P. *	Americas	688,414	1,226,974	0.31%	6/29/2018
KKR 2006 Fund L.P . *	Americas	19,347,103	17,570,818	4.50%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b)*	Americas	2,635,353	1,336,471	0.34%	12/31/2015
KKR 2006 Fund (GDG) L.P. (b)*	Americas	1,954,828	381,080	0.10%	12/31/2015
KKR 2006 Fund (Overseas) L.P.	Global	9,753,373	3,396,303	0.87%	12/31/2015
KKR Asian Fund L.P. *	Asia	1,755,685	12,489	0.00%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P. *	Asia	1,399,295	459,560	0.12%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. (c)	Asia	3,574,280	3,365,328	0.86%	9/30/2017
KKR China Growth Fund, L.P.	China	16,320,220	12,902,143	3.30%	6/29/2018
KKR European Fund III, L.P. *	Europe	2,317,566	2,218,215	0.57%	12/31/2015
KKR Gaudi Investors L.P. *	Europe	8,613,259	7,790,525	1.99%	5/4/2017
KKR Lending Partners II L.P. (b)	Americas	3,091,040	1,569,378	0.40%	3/31/2017
KKR North America Fund XI L.P. (b)	Americas	25,059,525	24,240,751	6.20%	10/29/2015
KKR North America Fund XI (Buckeye) L.P. *	Americas	432,167	28,401	0.01%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b) *	Americas	1,656,323	8,365,341	2.14%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,158,120	825,787	0.21%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Americas	22,894,027	22,458,616	5.75%	5/31/2018
L Catterton Asia 3 LP (c)	Asia	1,356,413	1,156,200	0.30%	12/4/2018
L Catterton VIII Offshore, L.P. (b,c) *	Asia	2,648,189	2,779,284	0.71%	9/27/2019
Lime Rock Partners IV AF, L.P. (c)*	Americas	4,975,961	4,062,464	1.04%	6/21/2018
Menlo Ventures IX LP *	Americas	38,532	72,119	0.02%	12/31/2017
Menlo Ventures X LP *	Americas	2,493,985	158,957	0.04%	12/31/2017
Menlo Ventures XI LP *	Americas	5,121,980	1,195,471	0.31%	12/31/2017
Oak Hill Capital Partners III (AIV I), L.P. (c) *	Americas	272,951	422,562	0.11%	3/17/2017
Oak Hill Capital Partners III, L.P. (c)	Americas	1,157,976	349,192	0.09%	3/17/2017
Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
SECONDARY INVESTMENTS (Continued) - 36.55%
Oak Hill Special Opportunities Fund (Offshore II), Ltd. (c)*	Americas	$16,568	$19,011	0.00%	3/17/2017
OHCP III BC COI, L.P. (c) *	Americas	1,897,078	2,988,961	0.76%	3/17/2017
OHCP III BC RO, L.P. (c) *	Americas	719,400	735,526	0.19%	12/31/2018
OnyxPoint Permian Equity Feeder III LLC (c)*	Americas	2,696,311	1,363,902	0.35%	9/7/2018
Orchid Asia III, L.P. (c)	Asia	932,796	1,236,591	0.32%	8/15/2016
Pueblo Co-Invest LP (c) *	Americas	3,088,012	3,221,757	0.82%	6/25/2019
RB Equity Fund I-A LP (c) *	Americas	3,757,985	5,850,466	1.50%	12/31/2018
SFC Energy Partners I-A L.P. (b,c) *	Americas	115,194	253,519	0.06%	9/30/2017
The Resolute Fund II (c)	Americas	3,610,876	3,351,968	0.86%	8/31/2018
Yorktown Energy Partners IX, L.P (b,c) *	Americas	353,650	222,453	0.06%	9/30/2018
Yorktown Energy Partners VI, L.P (b,c)	Americas	63,757	34,511	0.01%	9/30/2018
Yorktown Energy Partners VII, L.P (b,c)	Americas	184,609	82,641	0.02%	9/30/2018
Yorktown Energy Partners VIII, L.P (b,c)	Americas	634,524	297,978	0.08%	9/30/2018
Yorktown Energy Partners X, L.P (b,c)	Americas	576,014	458,603	0.11%	9/30/2018
TOTAL SECONDARY INVESTMENTS		163,869,209	142,808,484	36.55%

TOTAL PRIVATE EQUITY		$360,680,551	$352,983,834	90.34%

DIRECT INVESTMENT (a) - 1.08%
Artisan Partners Asset Management, Inc. TRA (c)	Americas	$2,864,803	2,562,479	0.66%	10/12/2018
Salient Solutions LLC * (c)	Americas	1,057,149	1,654,997	0.42%	2/10/2016
		$3,921,952	$4,217,476	1.08%
SHORT TERM INVESTMENT - 8.25%
PRIVATE MONEY MARKET FUNDS - 8.25%
Federated Prime Private Liquidity Fund, Premier Class			$18,154,329	4.64%	12/29/2017
Prime Liquidity LLC Fund, Capital Class			14,094,867	3.61%	12/29/2017
TOTAL PRIVATE MONEY MARKET FUNDS		$32,249,196	$32,249,196	8.25%

TOTAL SHORT TERM INVESTMENTS		$32,249,196	$32,249,196	8.25%

TOTAL INVESTMENTS - 99.67% (Cost - $396,851,699) (d)			$389,450,506
OTHER ASSETS LESS LIABILITIES - 0.33%			1,273,258
NET ASSETS - 100.00%			$390,723,764

TRA - Tax Receivable Agreement
* Non-income producing.
(a) Securities restricted to resale represents $357,201,310 or 91.42% of net assets.
(b) All or part of these investments are holdings of AKCF LLC - Series A.
(c) The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).
(d) The fair value of total investments consists of the following:
		Private Equity	$352,983,834
		Direct Investment	4,217,476
	Short Term Investment		32,249,196
		Total Investments	$389,450,506

Altegris KKR Commitments Master Fund

NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2020

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated portfolio of investments requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended June 30, 2020. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include AKCF LLC Series A (“AKCF”), a limited liability company in which the Fund invests. AKCF is a wholly-owned subsidiary; therefore all inter-company accounts and transactions have been eliminated. The inception date of AKCF is September 18, 2015.

A summary of the Fund’s investment in AKCF is as follows:

AKCF Net Assets at June 30, 2020	% of Total Net Assets at June 30, 2020
$31,865,758	8.16%

Securities Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds. These valuation procedures, which have been approved by the Board of Trustees of the Fund (“the Board”), provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Funds will typically provide the Adviser with estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund provides valuation and issues Shares on a monthly basis.

The Advisor is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Gemini Fund Services, LLC (“GFS”), the Fund’s administrator. The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policies and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Altegris KKR Commitments Master Fund

NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments
Private Equity	$-	$-	$46,158,037	$306,825,797	$352,983,834
Direct Investment	-	-	4,217,476	-	4,217,476
Private Money Market Funds	32,249,196	-	-		32,249,196
Total Investments:	$32,249,196	$-	$50,375,513	$306,825,797	$389,450,506

* Refer to the Consolidated Portfolio of Investments for industry classification.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments	Beginning Balance 3/31/20	Cost of purchases	Proceeds from sales and principal paydowns	Net realized gain (loss)	Change in unrealized appreciation/ (depreciation)	Net transfers in (out) of Level 3	Ending Balance 6/30/20
Direct Investments	$4,491,626	-	$(179,050)	$-	$(95,100)	$-	$4,217,476
Private Equity	11,901,856	175,788	(466,792)	369,401	(466,060)	34,643,844	46,158,037
Total Investments	$16,393,482	$175,788	$(645,842)	$369,401	$(561,160)	$34,643,844	$50,375,513

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of June 30, 2020:

Investment Type	Value at 6/30/20	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs
Direct Investments	1,654,997	Ownership percentage applied to adjusted third party valuation	Third party valuation	N/A
	2,562,479	Discounted cash flow	Discount factor* Tax rate**	17% 23.2%
Private Equity	40,054,171	Adjusted reported investment net asset value	Fair value adjustment***	N/A
	3,365,328	Adjusted reported investment net asset value	Market adjustments of underlying positions	4.80%
	2,738,538	Reported net asset value	Reported net asset value	N/A

* An increase of the input would indicate a decrease in fair value.

** An increase of the input would indicate an increase in fair value.

*** The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of a beta to a benchmark. The benchmark used is a world market index, and the beta is calculated through analysis and backtested by the Adviser. As of June 30, 2020, the beta applied was 20%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments rely on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by an outside valuation committee for which the Fund receives information surrounding their valuation process and, in some circumstances, the valuation analysis. In

Altegris KKR Commitments Master Fund

NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2020

certain circumstances, the outside valuation committee may at its discretion employ third party valuation firms as appropriate.

Investments Valued at NAV - In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investments is not being reported at fair value.

A listing of the private equity held by the Fund and their attributes, as of June 30, 2020, that qualify for these valuations are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency *	Notice Period (In Days)	Redemption restrictions Terms **
Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$261,261,977	$106,421,507	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$63,499,243	$16,052,695	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Other	Investments in nonpublic companies; strategies may include infrastructure, real estate, energy and direct lending/mezzanine, private equity fund of funds	$29,877,611	$18,447,975	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Direct Investment - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$2,562,479	$-	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Direct Investment - Other	Investments in strategies which may include infrastructure, real estate, energy, direct lending/mezzanine, private debt.	$1,654,997	$-	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

* The information summarized in the table above represent the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

** Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Unfunded Commitments - As of June 30, 2020, the Fund had total unfunded commitments of $140,922,177 which consist of $106,421,507 private equity-buyout, $16,052,695 private equity-growth equity and $18,477,975 private equity - other. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, future distributions from Investment Funds and line of credit proceeds.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any

Altegris KKR Commitments Master Fund

NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2020

investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interest in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.